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                                                                    Exhibit 23.1


                      Consent of Independent Accountants


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 21, 1999 relating to the financial statements which appear in the Form S-1 dated November 19, 1999 of Lifeminders.com, Inc.


                                             /s/ PricewaterhouseCoopers LLP


McLean, Virginia
January 13, 2000